UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 26, 2021

Date of Report

(Date of earliest event reported)

BOQI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)

(8604) 1182209211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported on February 24, 2021, the Company entered into an amendment (the “Amendment”) to the Securities Purchase Agreement dated May 18, 2020 (the “Securities Purchase Agreement”) with two institutional investors (collectively, the “Institutional Investors”), to sell a series of senior secured convertible notes having an aggregate face value of $5.4 million with an original issue discount of 16.67% and ranking senior to all outstanding and future indebtedness of the Company (the “Convertible Notes”) in a private placement to the Institutional Investors (the “Private Placement”). On February 26, 2021, Convertible Notes in an aggregate original principal amount of $5,400,000 were issued to the Institutional Investors in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, together with the issuance of warrants (the “Warrants” and, together with Convertible Notes, the “Securities”) to acquire an aggregate of 720,000 shares of common stock of the Company (the “Common Stock”). The Convertible Notes do not bear interest except upon the occurrence of an event of default.

The Convertible Notes mature on the eighteen-month anniversary of the issuance date, are payable by the Company in installments and are convertible at the election of the Institutional Investors as more fully described below.

Under the terms of the Convertible Notes:

$2,100,000 of the Convertible Notes are convertible at any time and $3,300,000 of the Convertible Notes are convertible only after the receipt of stockholders’ approval of their issuance, at the option of the holders thereof, into shares of Common Stock at a rate equal to the amount of principal, interest (if any) and unpaid late charges (if any), divided by a conversion price of $2.59. Commencing on the six-month anniversary of the closing date, the Convertible Notes will amortize in stock, subject to the satisfaction of certain equity conditions, or, at the Company’s option, in cash.  The Convertible Notes mature in 18 months, and the principal amount is payable in equal installments beginning on the six-month anniversary of the issuance date and each month thereafter until the maturity date. If the Company satisfies certain conditions it may convert the installment amount into shares of its Common Stock.

Under the terms of the Warrants:

The Warrants are exercisable at any time or times after stockholders’ approval of their issuance has been obtained, in whole or in part, at the option of the holders thereof, for shares of the Common Stock for an exercise price of $2.845.

Notwithstanding the foregoing, as further described below, the holders of the Securities are prohibited from converting the Convertible Notes or exercising the Warrants, and any payments of interest and principal in shares of the Common Stock will be held in abeyance, to the extent a holder would beneficially own more than 4.99% (or 9.99%, if the holder elects the higher threshold) of the Company’s outstanding shares of the Common Stock after such conversion or payment.

At the closing of the transaction on February 26, 2021, the Institutional Investors paid an aggregate amount of $4,500,000 in cash for the Convertible Notes with an aggregate face amount of $5,400,000 and received warrants to purchase an aggregate of 720,000 shares of Common Stock (subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction) at an initial exercise price of $2.845. The placement agent for the Private Placement, FT Global Capital Inc. also received a warrant to purchase up to 173,745 shares of Common Stock at an initial exercise price of $2.845 per share, subject to increase based on the number of shares of Common Stock issued pursuant to the Convertible Notes.

The foregoing description is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Amendment, the Convertible Notes, the Warrants, and the other transaction agreements, which were filed as Exhibits 10.1 through 10.6 to the Company’s Current Report on Form 8-K dated May 19, 2020 and Exhibit 4.1 to the Company’s Current Report on Form 8-K dated February 24, 2021, respectively, and are incorporated in this Report by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information required to be reported under this Item is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

ITEM 8.01 OTHER INFORMATION

On March 1, 2021, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information in this Current Report on Form 8-K may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered “forward-looking statements.” Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events, including the current COVID-19 global crisis; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Company does not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, the Company does not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by any forward-looking statements. The factors discussed herein are expressed from time to time in the Company’s filings with the Securities and Exchange Commission available at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release dated March 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2021	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

3